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                                                                   EXHIBIT 10.30

                         SECOND MODIFICATION AGREEMENT

       THIS SECOND MODIFICATION AGREEMENT (this "Agreement"), effective as of the ____________ day of ___________ 2000, is by and among UNITED BANK, a Virginia banking corporation (the "Bank"); HADRON, INC., a New York corporation, AVENUE TECHNOLOGIES, INC., a Virginia corporation, VAIL RESEARCH AND TECHNOLOGY CORPORATION, a Virginia corporation, SYCOM SERVICES, INC., a Delaware corporation, and ENGINEERING & INFORMATION SERVICES, INC., a Virginia corporation (hereinafter individually and collectively called the "Borrower"); C.W. GILLULY, in his capacity as junior creditor under the Subordination Agreement referred to in this Agreement (the "Junior Creditor") and JON M. STOUT (the "Remaining Guarantor").

                                 WITNESSETH THAT:

       WHEREAS, the Bank is the owner and holder of (i) that certain Revolving Commercial Note dated June 29, 1999, made by the Borrower and payable to the order of the Bank, in the original principal amount of One Million Five Hundred Thousand and no/100 Dollars ($1,500,000.00) and bearing interest and being payable in accordance with the terms and conditions therein set forth, and (ii) that certain Commercial Note dated June 29, 1999, made by the Borrower and payable to the order of the Bank, in the original principal amount of One Million Five Hundred Thousand and no/100 Dollars ($1,500,000.00) and bearing interest and being payable in accordance with the terms and conditions therein set forth (collectively, the "Notes"); and

       WHEREAS, the Notes are secured by, and issued pursuant to the terms of, a certain Loan and Security Agreement dated June 29, 1999, between the Borrower and the Bank (as amended by a certain First Modification and Extension Agreement dated as of April 12, 2000, the "Loan Agreement"); and

       WHEREAS, as of the effective date hereof, the aggregate principal balance of the Notes is $________________ and the parties hereto desire to increase the amount guaranteed by the Remaining Guarantor, release the Released Guarantors (defined below) from all liability as such and to modify the terms of the Loan Agreement accordingly.

       NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       1. C.W. Gilluly and Martha Alice Gilluly (the "Released Guarantors") are hereby released from all liability as guarantors of the payment of the Notes and the other obligations of the Borrower under the Loan Agreement, and their Amended and Restated Guaranty of Payment dated April 12, 2000 in favor of the Bank is hereby canceled. The obligations of the Junior Creditor, also one of the Released Guarantors, under that certain Subordination Agreement dated April 12, 2000, with the Bank and Hadron, Inc., remain unchanged and said Subordination Agreement is hereby expressly approved, ratified and confirmed.

       2. The obligation of the Remaining Guarantor under his Guaranty of Payment dated April 12, 2000 is hereby increased in accordance with that certain Amended and Restated Guaranty of
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Payment of even date herewith from the Remaining Guarantor in favor of the Bank
(the "Amended Guaranty"). Contemporaneously with the execution and delivery of this Agreement, the Remaining Guarantor shall execute and deliver to the Bank the Amended Guaranty on the Bank's form therefor.

       3. The Loan Agreement is hereby amended to the extent necessary to carry out the purposes of this Agreement..

       4. The Borrower and the Remaining Guarantor hereby acknowledge and agree that, as of the effective date hereof, the aggregate unpaid principal balance of the Notes is $________________ and that there are no set-offs or defenses against the Note or the Loan Agreement.

       5. The Remaining Guarantor joins in this Agreement for the additional purpose of signifying his consent hereto and acknowledges and agrees that there are no set-offs or defenses against his guaranty (as increased pursuant to paragraph 2 of this Agreement and that his guaranty of the Notes (as increased as aforesaid) shall apply to the Notes notwithstanding the release of the Released Guarantors.

       6. The parties to this Agreement do not intend that this Agreement be construed as a novation of the Notes or the Loan Agreement.

       7. Except as hereby expressly extended and modified, the Loan Agreement shall otherwise be unchanged, shall remain in full force and effect, and is hereby expressly approved, ratified and confirmed.

       8. This Agreement shall be governed in all respects by the laws of the Commonwealth of Virginia and shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

WITNESS the following signatures and seals.

                              HADRON, INC.                   [SEAL]



                              By: ____________________________________
                                    Name:
                                    Title:

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                              AVENUE TECHNOLOGIES, INC.      [SEAL]



                              By: ____________________________________
                                    Name:
                                    Title:


                              VAIL RESEARCH AND TECHNOLOGY CORPORATION
                              [SEAL]


                              By: ____________________________________
                                    Name:
                                    Title:


                              SYCOM SERVICES, INC.           [SEAL]



                              By: ____________________________________
                                    Name:
                                    Title:


                              ENGINEERING & INFORMATION SERVICES, INC.



                              By: ____________________________________
                                    Name:
                                    Title:



                              __________________________________  [SEAL]
                              C.W. GILLULY (in his capacity as junior creditor pursuant to the aforementioned Subordination Agreement only)

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                              __________________________________  [SEAL]
                              JON M. STOUT


                              UNITED BANK                         [SEAL]



                              By: ____________________________________
                                    Name:
                                    Title: